UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2011

LECTEC CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-16159	41-1301878
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1407 South Kings Highway, Texarkana, Texas	75501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (903) 832-0993

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2011, the Board of Directors (the “Board”) of LecTec Corporation (the “Company”) elected a new director, Dr. Lowell W. Hellervik, Ph.D, effective January 26, 2011. Dr. Hellervik will serve as a member of the Board’s Compensation Committee and Nominating and Governance Committee. Accordingly, and as reported in the Company’s Current Report on Form 8–K filed on September 16, 2010, Sanford M. Brink resigned from the Board effective January 26, 2011.

Dr. Hellervik, 76, is the Chairman of the Board of Directors of Personnel Decisions International Corporation (“PDI”), which Dr. Hellervik founded in 1967. In 1975, Dr. Hellervik was named President of PDI and in 1989 became Chairman of its Board of Directors and was its Chief Executive Officer from 1989 to 2010.

As a non–employee director of the Company, Dr. Hellervik will receive an annual cash retainer in the amount of $12,000 for his service on the Board. This retainer is paid in advance in quarterly installments of $3,000 prior to the beginning of each quarter in which services will be performed, and Dr. Hellervik will be paid a pro rata portion of such quarterly amount in connection with his service on the Board during the quarterly period ending March 31, 2011. In addition, Dr. Hellervik was granted a 7 year option to purchase 20,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at an exercise price equal to $3.50. The option will vest immediately with respect to 5,000 shares of Common Stock and will vest with respect to 5,000 shares of Common Stock for each of the following three quarters.

Other than the annual retainer and stock option grant described above, there are no other arrangements or understandings between Dr. Hellervik and any other persons pursuant to which Dr. Hellervik was selected as a director. Dr. Hellervik does not have a direct or indirect material interest in any currently proposed transaction to which the Company is to be party in which the amount involved exceeds $120,000, nor has Dr. Hellervik had a direct or indirect material interest in any such transaction since the beginning of the Company’s last fiscal year. Dr. Hellervik has no family relationships with any member of the Board or any other executive officer of the Company.

A press release, dated January 26, 2011, announcing Dr. Hellervik’s election to the Board is attached as Exhibit 99.1 to this Current Report on Form 8–K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

99.1 LecTec Corporation Press Release, dated January 26, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECTEC CORPORATION

By: /s/ Gregory G. Freitag
Gregory G. Freitag
Chief Executive Officer and
Chief Financial Officer

Date: January 27, 2011

EXHIBIT INDEX

Exhibit
Number	Description
99.1	LecTec Corporation Press Release, dated January 26, 2011.